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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Commission File Number 0-21915

Date of Report (Date of Earliest Event Reported): May 19, 2004

COLDWATER CREEK INC.
(Exact name of registrant as specified in its charter)

DELAWARE	82-0419266
(State of other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

ONE COLDWATER CREEK DRIVE, SANDPOINT, IDAHO 83864
(Address of principal executive offices)

(208) 263-2266
(Registrant's telephone number, including area code)

Item 5. Other Events and Required FD Disclosure

The information included herein and in Exhibit 99.1 is being filed under "Item 12. Results of Operations and Financial Condition" and under this "Item 5. Other Events and Required FD Disclosure".

Item 7. Financial Statements and Exhibits

  (c)
  Exhibits

  99.1
  Press Release announcing Fiscal 2004 First Quarter Results

Item 12. Results of Operations and Financial Condition.

The information included herein and in Exhibit 99.1 is being filed under this "Item 12. Results of Operations and Financial Condition" and under "Item 5. Other Events and Required FD Disclosure".

On May 19, 2004, Coldwater Creek Inc. issued a press release reporting its financial results for its fiscal quarter ended May 1, 2004. A copy of the press release is set forth as Exhibit 99.1.

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SIGNATURES

        Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Sandpoint, State of Idaho, on this 19th day of May, 2004.

COLDWATER CREEK INC.
By:	/s/ DENNIS PENCE Chief Executive Officer and Chairman of the Board of Directors
By:	/s/ MELVIN DICK Chief Financial Officer (Principal Financial and Accounting Officer)

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EXHIBIT INDEX

Exhibit Number	Description of Document

99.1	Press Release announcing Fiscal 2004 First Quarter Results

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SIGNATURES
EXHIBIT INDEX